SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 14, 2003

                    FIRST HORIZON PHARMACEUTICAL CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          000-30123                                  58-2004779
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   (Commission File Number)               (I.R.S. Employer Identification No.)

6195 Shiloh Road, Alpharetta, Georgia                              30005
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(Address of Principal Executive Offices                          (Zip Code)

                                 (770) 442-9707
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              (Registrant's Telephone Number, Including Area Code)




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits:

          99.1 Press release dated May 14, 2003, announcing financial results for the quarter ended March 31, 2003

ITEM 9.  REGULATION FD DISCLOSURE (INCLUDING ITEM 12 INFORMATION)

     On May 14, 2003, First Horizon Pharmaceutical Corporation (the "Company") issued a press release announcing its financial results for the quarter ended March 31, 2003. This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be duly signed on its behalf by the undersigned hereunto duly authorized.


                                   FIRST HORIZON PHARMACEUTICAL CORPORATION



                                   By: /s/Darrell Borne
                                       -----------------------------------------
                                       Darrell Borne, Chief Financial Officer,
                                       Treasurer and Secretary



Dated:  May 16, 2003





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